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                                                                   EXHIBIT 10.22

        AMENDMENT TO LEASE BY AND BETWEEN Maria Chen ("Lessor") and CRL Network Services Inc. ("Lessee") dated December 5, 1995.


The referenced agreement is modified as follows:


1.      The expiration of the Lease shall be extended to May 4, 1999.


2.      The monthly rental payments shall be as follows:


               February 5, 1999 to May 4, 1999  $14,725/month


3. Tenant agrees to allow Lessor, her agent(s) and/or prospective tenants, to inspect the premises so long as Tenant receives notice at least the day before. A representative of Lessee shall be present at all times during such inspection.


4. After May 4, 1999, Lessor shall have the right to terminate this lease by giving Tenant notice in writing not less than 30 days prior to termination.


    /S/ CRL Network Services, Inc.                                      12/1/98
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LESSEE:  CRL NETWORK SERVICES, INC.                    DATE



        Maria Chen Fang                                November 30, 1998
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LESSOR:  MARIA CHEN FANG                               DATE